                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (Date of earliest event reported): DECEMBER 18, 2003



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



                   1-12733                      41-1746238
          (Commission File Number) (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

         On December 18, 2003, the Registrant issued a press release announcing leadership changes. A copy of this press release follows below:

JAMES A. MALLAK NAMED CFO OF TOWER AUTOMOTIVE

         NOVI, Michigan -- December 18, 2003 -- Tower Automotive Inc. (NYSE:
TWR) today announced the appointment of James A. Mallak as Chief Financial Officer of the company.

         Most recently Mallak served as Executive Vice President and CFO of Textron Fastening Systems, a $1.7 billion division of Textron Inc. Textron Fastening Systems is a leading global provider of engineered fastening systems, assembly technology and fastener management services, serving automotive, aerospace, industrial, construction, electronic and other transportation markets worldwide.

         Mallak started his career in 1977 at ITT Automotive, where he held numerous financial management positions during his 21-year tenure. When he left ITT in 1998 he was serving as Vice President, Finance for the company's Electrical Systems unit. He served as Vice President, Finance for the Heavy Vehicle Systems division of ArvinMeritor before joining Textron in 1999 as Executive Vice President and CFO of Textron Automotive Company. He was named to his current position in 2001.

         "We are delighted that an individual of Jim's caliber will be joining the Tower Automotive team," said Kathleen Ligocki, the company's President and Chief Executive Officer. "Jim has an outstanding background that includes not only corporate-level finance functions such as tax, audit and treasury, but also on-the-ground operational experience in cost accounting and manufacturing control systems. He brings important expertise and leadership skills to our entire organization."


                                                            (more)

         A native of Jackson, Mich., Mallak holds a bachelor of science degree in accounting and an MBA, both from Michigan State University. He is a member of the advisory board for the accounting and finance department at Oakland University in Oakland, Mich.

         Mallak's appointment is effective January 5. He succeeds Kathy Johnston, Enterprise Leader for Global Purchasing & Manufacturing Strategy, who has been serving as interim CFO.

         Tower Automotive, Inc., is a global designer and producer of vehicle structural components and assemblies used by every major automotive original equipment manufacturer, including BMW, DaimlerChrysler, Fiat, Ford, GM, Honda, Hyundai/Kia, Nissan, Toyota, Volkswagen and Volvo. Products include body structures and assemblies, lower vehicle frames and structures, chassis modules and systems, and suspension components. Additional company information is available at www.towerautomotive.com.


                                      # # #






CONTACTS:
Media Inquiries                                Investor Inquiries
Bev Pierce        616-802-1630                 Dave Tuit  616-802-1591



--------------------------------------------------------------------------------
TOWER AUTOMOTIVE             27175 HAGGERTY ROAD             NOVI, MI 48377-3626


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TOWER AUTOMOTIVE, INC.



Date: December 18, 2003                 By: /s/ Kathy J. Johnston
                                           -------------------------------------
                                           Name: Kathy J. Johnston
                                           Title: Corporate Officer